Exhibit 99.2

FS Credit Opportunities Corp.

Anticipated ticker: FSCO

Expected listing timeline
On or around October 3	● Suspension of distribution reinvestment plan ● Distributions will be paid in cash through the phased listing
October 10	Suggested date to submit account maintenance requests to the fund's transfer agent, subject to firm-specific deadlines
October 17	Customer account freeze effective at transfer agent, SS&C/DST
October 20	Payment of October distribution
October 31	Strike NAV
Early November

●  Direct Registration Transaction Advice (DRTA) with instructions on how to move non-custodial shares into brokerage mailed to applicable shareholders.

●  The fund’s net asset value as of October 31, 2022, will be used to determine accounts with balances of $15,000 or less. Such accounts will not be subject to the phased listing schedule and will have all shares available for trading at listing.

●  Prior to the listing, the number of shares held in accounts will be rounded up to the nearest whole number in order to eliminate fractional shares.

Early to mid-November	Day of listing: 1/3 of each investor’s shares will be available for trading
90 days post-listing	Additional 1/3 of each investor’s shares will be available for trading
180 days post-listing	Final 1/3 of each investor’s shares will be available for trading
181 days post-listing	Amended and restated distribution reinvestment plan effective

Webinar calendar

To keep you as informed as possible as we approach the listing, we will be hosting regular webinars to provide updates and answer any questions.

●	Wednesday, Oct. 12 at 4:00 PM ET register now

●	Wednesday, Oct. 26 at 4:00 PM ET register now

●	Wednesday, Nov. 2 at 4:00 PM ET register now

●	Wednesday, Nov. 9 at 4:00 PM ET register now

For more information or to register for the webinars, visit FSProxy.com

There can be no assurance that the Fund will be able to complete the listing within the expected timeframe, or at all.

Cautionary Statement Concerning Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo- political risks, risks associated with possible disruption to the Company’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, the ability of the Company to complete the listing, the price at which the Company’s shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). There can be no assurances that the investment fund will be established, and if it is, the amount or timing of any purchases of Company shares. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

© 2022 FS Investments